Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Toyota Motor Credit Corporation
19001 S. Western Avenue
Torrance, CA 90501

And

Citigroup Global Markets Inc.
390 Greenwich Street, 1st Floor
New York, NY 10013

Lloyds Securities Inc.
1095 Avenue of the Americas
 New York, NY 10036

RBC Capital Markets
200 Vesey Street
New York, New York 10281

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by the addressees of this report collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction Toyota Auto Receivables 2016-B Owner Trust (the “Transaction”).  Toyota Motor Credit Corporation (the “Company” or “Responsible Party”) is acting as the sponsor of the Transaction and is responsible for the information contained in the prospectus related to the Transaction (the “Prospectus”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

PricewaterhouseCoopers LLP, 600 13th Street NW, Washington, DC 20005 T: (202) 414 1000, F: (202) 414 1301, www.pwc.com/us

If a party has obtained, or has access to, this AUP Report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this AUP Report, and any use of this AUP Report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party (other than any nationally recognized statistical rating organization, to the extent required by law) may not disclose or distribute this AUP Report or any of its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 retail installment auto receivables, which the Specified Parties represent, was selected randomly from a pool of retail installment auto receivables, from which a selection of assets would be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

(iii)	The value of collateral securing such assets; and

(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Prospectus or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

It should be understood that we make no representations as to:
(i)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(ii)	The reasonableness of any of the assumptions provided by the Specified Parties; and

(iii)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this AUP Report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Automobile Pool” refers to a pool of retail installment auto receivables owned by the Company that were originated on or before November 30, 2015.

•	The phrase “Sample Cut-off Date” refers to March 31, 2016.

•	The phrase “Sample Loan Data Tape” refers to a detailed listing of loans provided to us, which management of the Company has represented as containing all loans in the Automobile Pool, and which includes certain attributes related to the Automobile Pool as of the Sample Cut-off Date.

•	The phrase “Sample Loans” refers to a sample of 150 receivables in the Automobile Pool, randomly selected by PwC from the Sample Loan Data Tape provided by the Company. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Loan Data Tape based on the sample size and results of the procedures performed.

•	The phrase “Original Term” refers to a calculated value using methodology provided by the Company.

•	The phrase “Term Methodology” refers to methodology provided by the Company for calculating an Original Term using the values from certain fields in the Primary Servicing System (defined below). The methodology is:

If "ORG-TERM" = 12, 24, 36, 48, 60, 72, or 84, or the sum of values for "NUM" = "ORG-TERM";

Then Original Term = "ORG-TERM";

Otherwise if the sum of values for "NUM" = 12, 24, 36, 48, 60, 72, or 84;

Then Original Term = the sum of values for "NUM";

Otherwise Original Term = "ORG-TERM".

•	The phrase “Credit Servicing Data” refers to the following fields in the Sample Loan Data Tape:

o	“PCD_APPCREDITSCOREAP1”
o	“PCD_APPCREDITSCOREAP2”

o	“PCD_APPCREDITSCOREAP3”
o	“PCD_APPCREDITSCORECA1”
o	“PCD_APPCREDITSCORECA2”
o	“PCD_APPCREDITSCORECA3”

•	The phrase “Credit Score” refers to a calculated value using methodology provided by the Company.

•	The phrase “Credit Score Methodology” refers to methodology provided by the Company for calculating a Credit Score using the Credit Servicing Data. The methodology is:

If "PCD_APPCREDITSCOREAP1" or "PCD_APPCREDITSCORECA1" is provided and has a value greater than zero;

Then Credit Score = maximum of "PCD_APPCREDITSCOREAP1" and "PCD_APPCREDITSCORECA1";

Otherwise Credit Score = maximum of "PCD_APPCREDITSCOREAP2", "PCD_APPCREDITSCOREAP3", "PCD_APPCREDITSCORECA2", and "PCD_APPCREDITSCORECA3".

•	The phrase “Supplemental Loan Files” refers to Contract correction notices sent to the borrowers dated April 7, 2016 and April 8, 2016.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and and/or documents related to the Sample Loans:

(A)	Electronic versions of, or access to, various files or collections of documentation including the following as applicable (the “Loan File”):

(1)	Retail installment contract, and/or other addendums to the contract or the equivalent (the “Contract”), and
(2)	Various documents related to the Contract or Sample Loans, including but not limited to correction notices, certificates of title, electronic records of title, or lienholder registrations (“Other Documents”);

(B)	Electronic or original copies of, or access to, the following as applicable (“Detailed Accounting Records”):

(1)	An electronic servicing and record keeping system maintained by the Company for their automobile loans, which stores various origination and performance information (the “Primary Servicing System”),
(2)	Electronic servicing and record keeping systems maintained by the Company for their automobile loans, which stores various customer correspondence and/or origination and performance information (the “Other Servicing Systems”), or
(3)	Screen shots, data files, or print outs from the Company's Primary Servicing System, Other Servicing Systems, or other underlying systems;

(C)	The Supplemental Loan Files; and

(D)	The Sample Loan Data Tape.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans. For purposes of the procedures below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regards to information contained in the document relevant to performance of the agreed-upon procedures, we contacted the Company’s operations manager or a designee, as identified by the Company, for clarification prior to reporting any exceptions.

(A)	Compared the following information on the Sample Loan Data Tape to the corresponding information in the Contract and/or Other Documents in the Loan File:

(1)	Account Number (PCD_ACCT_NBR)
(2)	Contract Date (PCD_CONTRACTDATE) with a tolerable difference of 15 days
(3)	Original Principal Balance (PCD_ORIGCOMMITMENTAMOUNT) with a tolerable difference of $5
(4)	Interest Rate at Origination (PCD_APR)
(5)	Monthly Payment Amount (PCD_PAYMENT) with a tolerable difference of $5
(6)	Maturity Date at Origination (PCD_ORIGMATURITYDATE) with a tolerable difference of 15 days
(7)	Vehicle Identification Number (PCD_VIN)
(8)	State of Origination (PCD_LOANORIGINATIONSTATE) - As stated in the address of the seller of the vehicle
(9)	New/Used (PCD_NEWUSEDCODE) - As instructed by the Company, vehicles are considered to be “New” if the Contract states “Demo”.

In each instance the Contract was the primary source of information. In some instances Other Documents (e.g. correction notices) may have been used as a secondary source of information.

(B)	Using the Term Methodology provided by the Company, we recalculated and agreed each Original Term without exception to the values disclosed in the “PCD_ORIGCONTRACTTERM” field on the Sample Loan Data Tape.

(C)	Using the Credit Score Methodology provided by the Company, we recalculated and agreed each Credit Score without exception to the values disclosed in the “TFS_FICO” field on the Sample Loan Data Tape.

(D)	Using the information in the Other Documents and/or Detailed Accounting Records we compared and agreed the lien holder or assignee of a security interest stated on certificates of title, electronic records of title, lienholder registrations, or equivalent documents to the one of the following lien holders: the Company, Lexus Financial Services or Toyota Financial Services.

(E)	Compared and agreed the delinquency status of each Sample Loan as of the Sample Cut-off Date, as present in the Detailed Accounting Records, to a value less than 30 days delinquent using the following methodology provided by the Company:

(1)	We compared and agreed the values contained in the “PD-30”, “PD-60”, and “PD-90” fields of the Primary Servicing System to a zero value;

(2)	If the “PD-30”, “PD-60”, and “PD-90” fields of the Primary Servicing System contained a non-zero value, and the “LAST-TRN” field of the Primary Servicing System contained a date on or before to the Sample Cut-off Date, we compared and agreed the value contained in the “PST-DUE” field of the Primary Servicing System to a zero value;

(3)	If the “PD-30”, “PD-60”, “PD-90”, and “PST-DUE” fields of the Primary Servicing System contained a non-zero value, and the “LAST-TRN” field of the Primary Servicing System contained a date subsequent to the Sample Cut-off Date, we:

a.	First, compared and agreed the value contained in the “NXT-DUE” field of the Primary Servicing System to a date subsequent to the Sample Cut-off Date; and

b.	Second, we:

i.	Compared and agreed the dollar value contained in the “LAST-TRN” field of the Primary Servicing System to the value contained in the “PAYMENT” field of the Primary Servicing System; and/or

ii.	Compared and agreed the aggregate dollar amount of payments recorded in the Primary Servicing System as of the Sample Cut-off Date to an amount greater than or equal to the aggregate amount that would be required for the Sample Loan to be less than 30 days delinquent as of the Sample Cut-off Date.

(F)	Compared and agreed the repossession and bankruptcy status flags (“in repossession/bankruptcy” or “not in repossession/bankruptcy”) of each Sample Loan as of the Sample Cut-off Date, as present in the Detailed Accounting Records, to a status of “not in repossession/bankruptcy” using the following methodology provided by the Company:

(1)	We compared and agreed the values contained in the “DESC” field of the Primary Servicing System to values other than: “036 B”, “036 R”, “036 P”, “204 A”, “204 B”, “204 C”, or “204 D” (the “Repossession/Bankruptcy Codes”); or

(2)	If the “DESC” field of the Primary Servicing System contained one or more of the Repossession/Bankruptcy Codes, we compared and agreed the values contained in the “DESC” field of the Primary Servicing System that occurred after the most recent occurrence of one of the Repossession/Bankruptcy Codes, but on or prior to the Sample Cut-off Date, to one or more of the values: “036 X”, “204 E”, “204 F”, “204 G”, “204 H”, “204 I”, “204 J”, “204 K”, “204 L”, “204 M”, “204 N”, “204 P”, “204 Q”, “204 R”, “204 S”, or “204 V” (the “Rehabilitation Codes”).

For two loans (D36DC021-CF8C-4D99-8F17-4A2F8CD5D566 and E88E701F-C4F7-4BFD-AE96-0B74C60B5215) we were unable to directly identify the Company, Lexus Financial Services, or Toyota Financial Services as the lien holder because the loans had been paid in full after the Sample Cut-off Date but prior to the performance of our procedures. For these two loans we confirmed payment in full after the Sample Cut-off Date and release of the title, using the Loan File and Detailed Accounting Records.

The results of the foregoing indicated that a comparison of items as enumerated above to the information contained in the Loan File or Detailed Accounting Records were in agreement, with the exception of:

Random ID	Field Name	Comments
86E1F825-D3D4-45FB-BC2B-15270B6D144E	PCD_APR	Contract stated 12.00% vs. 11.50% on Sample Loan Data Tape
86E1F825-D3D4-45FB-BC2B-15270B6D144E	PCD_PAYMENT	Contract stated $407.12 vs. $401.65 on Sample Loan Data Tape
70A71DED-C2C5-470E-A600-8108160C1FFB	PCD_APR	Contract stated 8.90% vs. 8.84% on Sample Loan Data Tape

B0DEADDA-7C7E-428C-8884-575D49C73AE6	PCD_APR	Contract stated 4.75% vs. 3.75% on Sample Loan Data Tape
B0DEADDA-7C7E-428C-8884-575D49C73AE6	PCD_PAYMENT	Contract stated $298.86 vs. $290.19 on Sample Loan Data Tape
F28C704A-6C6F-4926-BC8E-BE7115E67783	PCD_APR	Contract stated 7.19% vs. 6.69% on Sample Loan Data Tape
DA3C720F-7D0A-43DE-B674-5FABBE150F81	PCD_NEWUSEDCODE	Contract stated Used vs. New on Sample Loan Data Tape

Using information in the Supplemental Loan Files provided on April 11, 2016 we agreed that the items identified above were in agreement, with the exception of:

Random ID	Field Name	Comments
DA3C720F-7D0A-43DE-B674-5FABBE150F81	PCD_NEWUSEDCODE	Contract stated Used vs. New on Sample Loan Data Tape

The procedures above did not include the reading of the Contract, Other Documents, or Detailed Accounting Records in their entirety. Such procedures were limited to a comparison of items as enumerated above.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the Procedures as described above.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this AUP Report, and we disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this AUP Report because of events occurring, or data or information coming to our attention, subsequent to the date of this AUP Report.

/s/ PricewaterhouseCoopers LLP

April 22, 2016